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                                                                    EXHIBIT 99.2

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

INTRODUCTION

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of o2wireless Solutions, Inc. ("o2wireless") as of December 31, 2000 reflects the financial position of o2wireless after giving effect to the acquisition of Young & Associates, Inc. ("Young & Associates") as if such acquisition had occurred on December 31, 2000. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000 assume that the acquisition of Young & Associates occurred on January 1, 2000, and are based on the operations of o2wireless Solutions Inc. for the year ended December 31, 2000. The Young & Associates balance sheet is presented as of December 31, 2000, its fiscal year end. The Young & Associates statement of income reflects the year ended December 31, 2000.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon assumptions deemed proper by o2wireless. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of o2wireless, or of the financial position or results of operations of o2wireless that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that o2wireless' financial statements will reflect the acquisition only from the Closing Date, January 2, 2001.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of o2wireless.


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                           O2WIRELESS SOLUTIONS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000

                                                                HISTORICAL
                                                      ---------------------------------
                                                          O2WIRELESS         YOUNG &       PRO FORMA
                                                      SOLUTIONS, INC.(a)  ASSOCIATES(b)   ADJUSTMENTS           PRO FORMA
                                                      ------------------  -------------  -------------       --------------
ASSETS
Current assets:
Cash and cash equivalent                                 $  12,190,597    $   869,057    $          --        $  13,059,654
Accounts receivable, net                                    51,022,402      2,194,413               --           53,216,815
Costs and estimated earnings in excess of billings          14,136,882         12,083               --           14,148,965
Inventory                                                    2,904,000             --               --            2,904,000
Other current assets                                         1,369,391        126,272               --            1,495,663
                                                         -------------    -----------    -------------        -------------

Total current assets                                        81,623,272      3,201,825               --           84,825,097

Property and equipment, net                                  4,994,358        269,778         (228,783)(f)        5,035,353
Other assets, net                                           29,842,487             --       12,194,420 (f)       42,036,907
                                                         -------------    -----------    -------------        -------------
Total assets                                             $ 116,460,117    $ 3,471,603    $  11,965,637        $ 131,897,357
                                                         =============    ===========    =============        =============

LIABILITIES, REDEEMABLE PREFERRED STOCK, AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Account payable and accrued expenses                     $  29,449,256        910,913         250,000 (f)     $  32,870,169
                                                                                            2,260,000 (f)

Billings in excess of cost and estimated earnings            3,747,636             --               --            3,747,636

Notes payable and earnout                                    4,122,135             --               --            4,122,135
                                                         -------------    -----------    -------------        -------------

Total current liabilities                                   37,319,027        910,913        2,510,000           40,739,940

Notes payable                                                4,915,086             --        9,684,550 (f)       14,599,636
                                                         -------------    -----------    -------------        -------------
Total Liabilities                                           42,234,113        910,913       12,194,550           55,339,576
                                                         -------------    -----------    -------------        -------------

Stockholders' equity (deficit):
Common stock                                                     2,724            556             (556)(f)            2,724
Treasury stock                                                      --       (183,679)         183,679 (f)               --
Deferred compensation                                       (1,285,715)            --               --           (1,285,715)
Additional paid-in capital                                  96,890,284        249,944         (249,944)(f)       99,222,061
                                                                                             2,331,777 (f)
(Accumulated deficit) retained earnings                    (21,381,289)     2,493,869       (2,493,869)(f)      (21,381,289)
Total stockholders' equity (deficit)                        74,226,004      2,560,690         (228,913)          76,557,781
                                                         -------------    -----------    -------------        -------------

                                                         -------------    -----------    -------------        -------------
Total Liabilities, redeemable preferred
   stock and stockholder's equity/(deficit)              $ 116,460,117    $ 3,471,603    $  11,965,637        $ 131,897,357
                                                         =============    ===========    =============        =============

See accompanying notes to the Pro Forma Condensed Consolidated Financial Statements (unaudited).


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                           O2WIRELESS SOLUTIONS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                HISTORICAL
                                                      ---------------------------------
                                                          O2WIRELESS         YOUNG &       PRO FORMA
                                                      SOLUTIONS, INC.(h)  ASSOCIATES(i)   ADJUSTMENTS           PRO FORMA
                                                      ------------------  -------------  -------------       --------------
Revenues                                                 $ 140,336,070    $ 9,624,492    $          --        $ 149,960,562

Operating Expenses:
 Cost of Revenues                                           99,624,016      5,941,050               --          105,565,066
 Selling general and
  administrative expenses                                   27,427,666      1,353,968          (91,472)(e)       28,690,162
  Embezzlement                                                               (389,972)(1)           --             (389,972)
 Depreciation and amortization                               4,259,271         57,601          (30,217)(c)        6,725,539
                                                                                             2,438,884 (g)
                                                         -------------    -----------    -------------        -------------

   Operating income/(expense)                                9,025,117      2,661,845       (2,317,195)           9,369,767


 Interest income/(expense)                                  (3,190,408)        53,053       (1,108,873)(d)       (4,246,228)
 Increase in fair value of common
  stock put warrants                                       (13,680,659)            --               --          (13,680,659)

 Other                                                         141,407             --               --              141,407
                                                         -------------    -----------    -------------        -------------

 (Loss)/income before taxes and extraordinary items         (7,704,543)     2,714,898       (3,426,068)          (8,415,713)

 Income tax expense                                          1,034,574             --               --            1,034,574
                                                         -------------    -----------    -------------        -------------

Net (Loss)/Income to common stockholders
  before extraordinary items                             $  (8,739,117)   $ 2,714,898    $  (3,426,068)       $  (9,450,287)
                                                         =============    ===========    =============        =============

Net (Loss)/Income per common share, before extraordinary items:
                  Basic                                  $       (0.58)                                       $       (0.61)
                  Diluted                                $       (0.58)                                       $       (0.61)

 Weighted-average common
 shares outstanding

                  Basic                                     14,980,193                         498,546(f)        15,478,739
                  Diluted                                   14,980,193                         498,546(f)        15,478,739


(1) Represents unusual transaction related to embezzlement recovery from prior years. Event is isolated to period and not adjusted for Pro Forma disclosure.

See accompanying notes to the Pro Forma Condensed Consolidated Financial Statements (unaudited).


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         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

(a)      Reflects the historical financial position of o2wireless at December
         31, 2000.

(b) Reflects the historical financial position of Young & Associates at December 31, 2000.

(c) Reflects the depreciation of Young & Associates, airplane since the selling stockholder is retaining the asset.

(d) Reflects interest expense related to additional debt incurred for cash paid at acquisition and bonus accrued for sale of Young & Associates.

(e) Reflects the elimination of Young & Associates' legal expenses related to the sale of Young & Associates.

(f) Represents the preliminary allocation of the purchase price, including transaction costs. The purchase price reflects:

         -        $(9,684,550)     Cash consideration;

         -        $(2,331,777)     Related to the issuance of 314,044 shares of
                                   o2wireless common stock;

         -        $(2,260,000)     Bonus accrual (to be paid in cash and 184,502
                                   shares of o2wireless common stock) for
                                   employee's of Young & Associates, Inc.
                                   contingent upon sale of Young & Associates on January 2, 2001;

         -        $(250,000)        Transaction costs incurred by o2wireless;

         -        $2,331,907        Elimination of Young & Associates'
                                    historical stockholders' equity including common stock of $556, treasury stock of $(183,679), additional paid-in capital of
                                    $249,944, retained earning of $2,493,869.
                                    And effect of elimination of Young &
                                    Associates, airplane of $(228,783) since the selling stockholder is retaining the asset;

         -        $12,194,420       Intangible assets resulting from the
                                    allocation of the purchase price over the fair value of net assets acquired

(g) Reflects the amortization of the intangible assets over an estimated useful life of five years.

(h) Reflects the historical operating results of o2wireless Solutions Inc. for the period presented.

(i) Reflects the historical operating results of Young and Associates Inc. for the period presented.